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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2000

                              PETMED EXPRESS, INC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

  FLORIDA                            000-28827                 65-0680967
---------------                     -----------               --------------
(State or other                     (Commission               (IRS Employer
jurisdiction of                     File Number)              Identification
incorporation)                                                    Number)

                 1441 SW 29 AVENUE, POMPANO BEACH, FLORIDA 33069
                 -----------------------------------------------
                  (Address of executive offices and Zip Code)

Registrant's telephone number, including area code:       (954)979-5995

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         Between August 25 and August 28, 2000, Messrs. William Weaver, Edward Bottum and Gian Fulgoni, members of the board of directors of PetMed Express, Inc. ("PetMed") resigned. The resignations were not related to a disagreement with PetMed on any matter related to PetMed's operations, policies or practices. Messrs. Weaver, Bottum and Fulgoni are each residents of the Chicago metropolitan area. PetMed, which is located in Pompano Beach, Florida, has begun the search for one or more replacement candidates to serve as its outside directors who are more geographically suited to its operations.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PetMed Express, Inc.

Date: September 13, 2000                    By: /s/ Marc A. Puleo
                                                --------------------------------
                                            Marc A. Puleo, M.D.,
                                            Chief Executive Officer






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